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                                                                    Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Umbrella Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Frank J. Shinnick, Principal Accounting and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Frank J. Shinnick

Frank J. Shinnick
Principal Accounting and Financial Officer
August 26, 2002